UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR    sm

SUPPLEMENT DATED AUGUST 4, 2000, TO THE
PROSPECTUS FOR THE HANSON EQUITY PORTFOLIO.

The fund's prospectus is hereby supplemented to reflect the following:


INVESTMENT ADVISER

On August 4, 2000, the Board of Trustees of UAM Funds Trust approved a change in adviser for the Hanson Equity Portfolio from Hanson Investment Management Company ("Hanson") to
Sirach Capital Management Company, Inc. ("Sirach"). Sirach is located at 600 University Street, 3323 One Union Square, Seattle, Washington 98101. As of September 11, 2000, Sirach's address will be changing to 520 Pike Tower, 28th Floor, Seattle,
Washington 98101-1389. Sirach and Hanson are both affiliates of UAM. Sirach will serve as the fund's investment adviser on the same terms as Hanson was serving pursuant to an interim investment advisory agreement until the fund's shareholders approve a final investment advisory agreement with Sirach. The Trustees have called a shareholders' meeting for October 27, 2000 to seek shareholder approval of a final agreement with Sirach. Sirach has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, trusts, estates and other institutions and individuals since 1970. In addition, all of the investment professionals currently employed by Hanson, including those responsible for the day-to-day management of the Hanson Equity Portfolio, are also currently employees of Sirach. Consequently, the change in adviser is not expected to result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the fund.


PORTFOLIO NAME
The name of the fund has been changed to the "Sirach Growth II
Portfolio."

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